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As filed with the Securities and Exchange Commission October 2, 2003

                                                   Registration No. 333-_______

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    Form S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                             -----------------------

New York                 Corning, New York      14831         16-0393470
(State or other       (Address of principal   (Zip Code)     (I.R.S. Employer
jurisdiction of          executive offices)                 Identification No.)
incorporation
or organization)
                         2003 VARIABLE COMPENSATION PLAN
                            -------------------------

                                William D. Eggers
                    Senior Vice President and General Counsel
                              Corning Incorporated
                             Corning, New York 14831
                                 (607) 974-5656
            (Name, address and telephone number of agent for service)
                            ------------------------

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------
                                 Proposed Maximum  Proposed Maximum   Amount of
Title of Securities  Amount Being  Offering Price    Aggregate      Registration
Being Registered     Registered    Per Share      Offering Price(2)     Fee
-------------------------------------------------------------------------------

Deferred Compensation $10,000,000     100%           $10,000,000       $809.00
Obligations (1)

-------------------------------------------------------------------------------
(1) The Deferred Compensation Obligations are general unsecured obligations of Corning Incorporated to pay deferred compensation in the future in accordance with the terms of the 2003 Variable Compensation Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h)(i).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

1. The Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on February 20, 2003, of Corning Incorporated ("Corning" or the "Company").

2. The Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003, filed on May 1, 2003 and August 16, 2003, respectively.

3. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2002, consisting of the Company's
     Current Reports on Form 8-K filed on January 23, 2003, April 22, 2003, April 24, 2003, April 29, 2003, May 13, 2003, July 21, 2003 and September
     4, 2003, respectively and Form 8-K/A filed on July 22, 2003.

4. The Registration Statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

     This section summarizes all of the material terms of the Corning Incorporated 2003 Variable Compensation Plan. It does not, however, describe all aspects of the Plan. The Plan, a copy of which is attached as Exhibit 4.6 to this registration statement, contains the full text of the matters described in this section.

     $10,000,000 of the Deferred Compensation Obligations being registered under this registration statement may be offered to executive officers of the Company pursuant to Corning Incorporated 2003 Variable Compensation Plan.

     The Obligations are general unsecured obligations of the Company to pay deferred compensation in the future in accordance with the terms of the Plan.

     A Committee consisting of independent directors of the Company shall select the performance criterion or criteria for each individual participant for any fiscal year during the first fiscal quarter of such year and the formula or formulae for determining the amount of payment that the Committee may award for performance during such year. No participant may receive an aggregate payment for a fiscal year's performance in excess of $5,000,000. Payments may be made in cash, stock options or shares of common stock of the Company or any combination thereof.

     The board of directors of the Company may amend, modify or terminate the Plan as it deems appropriate to serve the Plan's purposes, subject to shareholder approval to the extent required.

Item 5.  Interests of Named Experts and Counsel

     The legality of the shares of common stock to be offered hereby has been passed upon by William D. Eggers, Senior Vice President and General Counsel of the Company. Mr. Eggers owns substantially less then 1% of the outstanding shares of Corning common stock. Mr. Eggers is eligible to participate in the 2003 Variable Compensation Plan.

Item 6.  Indemnification of Directors and Officers

     Under the New York Business Corporation Law ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The  foregoing  statement  is  qualified  in its  entirety by  reference to
Section 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities under the Securities Act, which might be incurred by them in such capacities.

Item 7.  Exemption From Registration Claimed

         Not Applicable

Item 8.  List of Exhibits

4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3(i) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.2 Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of New York on August 5, 2002 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed on August 7, 2002).

4.3 Bylaws of the Company (incorporated by reference to Exhibit 3(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.4 Amendment to Article III, Section 9 of Bylaws of Corning Incorporated effective as of February 5, 2003 (incorporated by reference to Exhibit 3(ii)2 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002).

4.5 Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4 of the Company's Registration Statement on Form S-4 filed on June 17, 1992 (Registration Statement No. 33-48488)).

4.6  Corning Incorporated 2003 Variable Compensation Plan.*

5.1  Opinion of Counsel.*

23.1 Consent of Counsel (included in Exhibit 5.1).*

23.2 Consent of PricewaterhouseCoopers LLP.*

24.1 Powers of Attorney.*

*  Filed herewith.

Item 9.  Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

     (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the

Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 2nd day of October 2003.


                                 CORNING INCORPORATED (Registrant)


                                 By     /s/ William D. Eggers
                                 ----------------------------------------------
                                 William D. Eggers, Senior Vice President and
                                 General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on October 2, 2003 by the following persons in the capacities indicated:

         Signature                                   Capacity
         ---------                                   ---------


 /s/ James R. Houghton                     Chief Executive
------------------------------------       Officer and Chairman
         (James R. Houghton)               (Principal Executive Officer)


/s/ James B. Flaws                         Chief Financial Officer
------------------------------------       and Vice Chairman
         (James B. Flaws)                  (Principal Financial Officer)


 /s/ Katherine A. Asbeck                   Senior Vice President and Controller
------------------------------------       (Principal Accounting Officer)
         (Katherine A. Asbeck)



                *                          Director
------------------------------------
         (John Seely Brown)

                *                          Director
------------------------------------
         (Gordon Gund)

                *                          Director
------------------------------------
         (John M. Hennessy)

                *                          Director
------------------------------------
         (Jeremy R. Knowles)

                *                          Director
------------------------------------
         (James J. O'Connor)

                *                          Director
------------------------------------
         (Deborah D. Rieman)

         Signature                                   Capacity
         ---------                                   --------


               *                            Director
-------------------------------------
         (H. Onno Ruding)


               *                            Director
-------------------------------------
         (William D. Smithburg)


               *                            Director
-------------------------------------
         (Hansel E. Tookes II)


               *                            Director
-------------------------------------
         (Peter F. Volanakis)


               *                            Director
-------------------------------------
         (Wendell P. Weeks)




*By      /s/ William D. Eggers
    --------------------------------
           (William D. Eggers)
              Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit                                                               Page
Number                     Description                                Number


4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3(i) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.2 Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of New York on August 5, 2002 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed on August 7, 2002).

4.3 Bylaws of the Company (incorporated by reference to Exhibit 3(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2000).

4.4 Amendment to Article III, Section 9 of Bylaws of Corning Incorporated effective as of February 5, 2003 (incorporated by reference to Exhibit 3(ii)2 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002).

4.5 Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4 of the Company's Registration Statement on Form S-4 filed on June 17, 1992 (Registration Statement No. 33-48488)).

4.6  Corning Incorporated 2003 Variable Compensation Plan.*

5.1  Opinion of Counsel.*

23.1 Consent of Counsel (included in Exhibit 5.1).*

23.3 Consent of PricewaterhouseCoopers LLP.*

24.1 Powers of Attorney.*

*  Filed herewith.


                                      11-7

                                                                    Exhibit 4.6
                              Corning Incorporated

                         2003 Variable Compensation Plan


1.       PURPOSE

     The purpose of the Corning Incorporated 2003 Variable Compensation Plan (the "Plan") is to motivate and reward performance with tax deductible payments to those executive officers of Corning Incorporated ("Corning" or the "Corporation") subject to Section 162(m) of the Internal Revenue of 1986, as amended, and to the regulations and rulings promulgated thereunder (the "Code").

2. EFFECTIVE DATE AND TERM

     The Plan shall be effective for Corning's 2003 fiscal year upon approval by Corning's shareholders and will continue for each subsequent fiscal year through 2007 unless earlier terminated by Corning's Board of Directors (the "Board").

3.       PARTICIPANTS

     The individuals who may receive payments under the Plan, based on performance for any fiscal year while the Plan is in effect, shall be those persons employed by the Corporation at the end of each fiscal year who constitute the Corporation's chief executive officer and all other highly compensated executive officers whose compensation may be subject to the scope of
Section 162(m) of the Code.

4. COMMITTEE ADMINISTRATION

     The Plan shall be administered by a committee appointed by the Board of Directors and consisting of at least three non-employee directors, each of whom satisfies the requirements for an "outside director" as that term is defined under Section 162(m) of the Code. The Committee shall have the sole authority and discretion to administer and interpret the Plan in good faith to satisfy the requirements for tax deductibility of payments in accordance with Section 162(m) of the Code. Such authority shall include selection of the performance criteria for any applicable fiscal year and the individual participants. Decisions of the Committee shall be final, conclusive and binding on all parties including the Corporation, its stockholders and participants, and their personal representatives, beneficiaries and heirs.

5. PERFORMANCE CRITERIA

     The Committee shall select the performance criterion or criteria for each individual participant for any fiscal year during the first fiscal quarter of such year and the formula or formulae for determining the amount of payment that the Committee may award for performance during such year. The performance criteria which the Committee may use are: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, cashflow, revenues, returns on assets, equity or investments, shareholder return and/or value, working capital and stock price. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect corporate performance alone or performance relative to the performance of a peer group of entities or other external measure of the criteria selected. Profit, earnings and revenues used for any performance criteria measurements shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Corporation's annual report to shareholders for the applicable year.

6. PERFORMANCE GOALS

     Prior to the end of the first quarter of each fiscal year the Plan is in effect, the Committee shall establish in writing the performance goals, based on one or more of the performance criteria set forth in Section 5, and payment schedules or formulae tied to such goals for the individuals described in
Section 3.

7.       PAYMENTS

     The Committee shall certify in writing the attainment of the applicable performance goals before making any payments for the applicable performance year. The Committee, at its sole discretion, may reduce the amount of payment below that determined using the applicable performance criteria or formulae for a given participant. No participant may receive an aggregate payment for a fiscal year's performance in excess of $5,000,000. Payments may be made in cash, stock options or shares of common stock of the Corporation or any combination thereof. If any payments are made in the form of common stock or stock options of the Corporation, the value thereof shall be determined as the mean of the high and low prices of the common stock as of the date the Committee certifies the attainment of performance goals and the number of shares so issued or shares underlying any stock options so issued shall be deducted from the number of shares available for issue under the Corporation's 2000 Employee Equity Participation Program (or subsequent Program then in effect).

8. PAYMENT DEFERRALS

     The Committee may mandate and/or permit the deferral of all or a portion of any payment earned under the Plan. Deferred payment accounts may be denominated in: cash amounts with the crediting of interest; phantom mutual fund accounts; or common stock equivalent unit accounts, provided that any crediting of interest or dividend equivalents shall not cause the eventual payment to be nondeductible under Section 162(m) of the Code as determined in good faith by the Committee at the time of such crediting.

9. AMENDMENT; TERMINATION

     The Board of Directors may amend, modify or terminate the Plan as it deems appropriate to serve the Plan's purposes, subject to shareholder approval to the extent required by Section 162(m) of the Code, other applicable law or the rules of any applicable stock exchange.

10. SECTION 162(M)

     All payments under this Plan are designed to satisfy the special requirements for performance-based compensation set forth in Section 162(m) of the Code, and the Plan shall be so construed. If a provision of the Plan causes the payment to fail to satisfy these special requirements, it shall be deemed amended to satisfy the requirements to the extent permitted by law and subject to Committee approval.

11. OTHER INCENTIVE PLANS

     The Board may provide that persons specified in Section 3 may participate in and receive payments under other incentive compensation plans, programs and arrangements maintained by the Corporation, as it deems appropriate and necessary.

12. NO TRUST

     The Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Corporation or any affiliate pursuant to this Plan, such right shall not be greater than the right of any unsecured general creditor of the Corporation or of any affiliate.

13. GOVERNING LAW

     The validity, construction and effect of the Plan and any agreements or other instruments issued under it shall be determined in accordance with the laws of New York without reference to the principles of conflict of laws.

14.      SEVERABILITY

     If any portion of this Plan is deemed to be void, that portion of the Plan, and that portion only, will be deemed void. All other provisions of the Plan will remain in effect.

                        [Letterhead of William D. Eggers]
                                                                   EXHIBIT 5.1

                                                               October 2, 2003

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sirs:

     I am Senior Vice President and General Counsel of Corning Incorporated (the "Company") and am familiar with the preparation and filing of a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended, with respect to the Deferred Compensation Obligations which may be offered by the Company pursuant to the Corning Incorporated 2003 Variable Compensation Plan (the "Plan") described in the Registration Statement.

     In this connection, I have examined the originals, or copies certified to my satisfaction, of such corporate records of the Company, certificates of public officials and officers of the Company, and other documents as I deemed pertinent as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, and having regard for such legal considerations as I have deemed relevant, I am of the opinion that:

     1. The Company is a corporation duly incorporated and validly existing under the laws of the State of New York.

     2. The Deferred Compensation Obligations to be offered by the Company pursuant to the Plan, when issued or sold in accordance with the Plan, will be valid and binding unsecured obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws of general applicability relating to or affecting the enforcement of creditors rights or by general principles of equity.

     My  opinions  expressed  above are  limited to the laws of the State of New
York.

     I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement referred to above and further consent to the use of my name under the caption "Interests of Named Experts and Counsel" in the registration statement.

                                                Very truly yours,

                                                /S/ William D. Eggers

                                                    EXHIBIT 23.2



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 2003, relating to the financial statements and financial statement schedule, which appear in Corning Incorporated's Annual Report on Form 10-K for the year ended December 31, 2002.




/s/ PricewaterhouseCoopers LLP
New York, New York
September 30, 2003

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                    /s/  John Seely Brown
                                                    --------------------------
                                                         John Seely Brown

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                /s/ James B. Flaws
                                               --------------------------------
                                                    James B. Flaws

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.



                                                      /s/ Gordon Gund
                                                      ------------------------
                                                          Gordon Gund

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                                                      --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                  /s/ John M. Hennessy
                                               -------------------------------
                                                      John M. Hennessy

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.



                                                  /s/ James R. Houghton
                                                  ---------------------------
                                                      James R. Houghton

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                  /s/ James J. O'Connor
                                                -------------------------------
                                                      James J. O'Connor

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                               /s/ Jeremy R. Knowles
                                              -------------------------------
                                                   Jeremy R. Knowles

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                             /s/ Deborah D. Rieman
                                           -----------------------------
                                                 Deborah D. Rieman

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                           /s/ H. Onno Ruding
                                          ------------------------------------
                                               H. Onno Ruding

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                              /s/ William D. Smithburg
                                             ---------------------------------
                                                  William D. Smithburg

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                             /s/ Peter F. Volanakis
                                            -----------------------------------
                                                Peter F. Volanakis

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                /s/ Wendell P. Weeks
                                              ---------------------------------
                                                    Wendell P. Weeks

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2002, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act; and
(2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.


     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th of February, 2003.




                                                 /s/ Hansel E. Tookes II
                                                 ------------------------------
                                                     Hansel E. Tookes II